Exhibit 32.2

Certification of CFO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Gateway, Inc., a Delaware corporation (“Gateway”), does hereby certify that:

a)	The Annual Report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”) of Gateway fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Gateway.

Dated: February 27, 2004	By:	/s/ RODERICK M. SHERWOOD III
Roderick M. Sherwood III
Executive Vice President & Chief Financial Officer